UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2008

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

Capital Advisors
growth fund

Annual Report

December 31, 2008

CAPITAL ADVISORS GROWTH FUND

January 30, 2009

Dear Shareholder,

Events in the economy and the credit markets throughout the second half of 2008 suggest that the economic contraction we are now enduring is different from every recession since WWII because it is overlaid by a general contraction in credit.  As a consequence this recession deserves the utmost respect from investors.  It warrants extra caution.

Here’s what we mean by a credit contraction:  Total debt as a percentage of U.S. GDP (Gross Domestic Product) has been expanding with limited interruption since WWII…until now.  The multi-generational bull market in corporate and household borrowing that ended in 2008 provided a tail-wind for the economy, through good times and bad, by expanding the purchasing power of businesses and consumers, and by supporting collateral values throughout the system.  There have been numerous sub-plots to this broad credit expansion, including (but not limited to):

1)	The development and subsequent proliferation of securitized credit markets for pools of mortgage loans, auto loans, student loans and credit card loans, among others.

2)	The “democratization” of credit to subsets of the population that did not have access to borrowed funds before – otherwise known as sub-prime lending.

3)	Explosive growth of the “shadow banking system” enabled by newly invented derivative securities and off-balance sheet investment vehicles (“SIVs” (Structured Investment Vehicles) and their like).

4)	Growth of “alternative” asset sectors like private equity and hedge funds to a scale measured in trillions of dollars.

5)	A dramatic reduction in barriers to international capital movement that enabled substantial growth in cross-border capital flows.

The problem with credit expansions is that they usually contract eventually because the incremental growth in credit needed each year to both support further growth and service the accumulated debt balance keeps increasing until the credit expansion can no longer keep up with the needs for the economy and the accumulated debt service obligation.  Our economy reached such an inflection point in 2008, and the ultimate consequences of the credit contraction we now face are un-knowable in advance.

THE IMPLICATIONS OF “UN-KNOWABLE”…

We wish to make clear that “un-knowable” does not necessarily imply “bad,” so much as it suggests a much wider-than-usual range of possibilities for the near-term direction of the economy and the financial markets.  To play devil’s advocate with the recent consensus of pessimism, for example, consider that less than two years ago consensus opinion held that the bursting of the housing bubble would be painful, but global economic growth would remain stable.  Who is to say that current forecasts for 10% unemployment and Japan-style economic stagnation won’t prove equally off the mark?

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The more than marginal possibility that things might eventually improve as rapidly as they collapsed during the second half of 2008 is our justification for maintaining some exposure to riskier assets like stocks throughout this scary cycle.  But what kinds of stocks make sense in this environment, and how much exposure is enough?

A BLUEPRINT FOR THE NEXT FEW YEARS…

We wish to address this question by highlighting a series of fundamental realities about three topics – The economy, oil prices, and the stock market – in a manner that contributes to your interpretation of these timely subjects when you read about them in your morning paper in coming weeks and months.  The concepts addressed here are also relevant to your investment in the Capital Advisors Growth Fund in the sense that knowing these things should help you and us both to potentially make better choices as we navigate this historic period for the global economy.  Consider this document to be our blueprint for investing over the next couple of years.

Key points from this discussion include the following:

•	In our view, the government budget deficitmust expand from less than 3% of GDP recently to at least 8% if we are to avoid a very deep recession.

•	Due to its outsized influence on the outlook for the economy and inflation in the near-term, fiscal policy should command an unusual degree of focus from investors through this cycle.

•
There is a fundamental reason why oil prices blew out of their historical trading range in recent years, and it offers a potential opportunity for profit by attempting to trade energy stocks around the elevated volatility that should be expected in the price of oil.

•	The stock market is cheap relative to its historical average price-to-earnings ratio, but stocks seem likely tostay cheap for a lot longer than consensus opinion believes.

•
With stock markets all over the world having experienced declines of 40% or more in the past year we believe it’s time to pursuespecific investment opportunities that have emerged from the carnage within an otherwise defensive investment posture.

•	Stock portfolios that emphasize higher dividend yields and lower P/E ratios appear to offer the best risk-reward profile for the market environment we expect over the next year or more.

•
With the government playing an elevated role as the marginal consumer in our economy for the next several quarters it will be important to focus investment dollars on industries that may benefit from this reality, while avoiding companies and industries that may not.

•	Bonds and cash reserves have a role to play in most investor portfolios today, even for investors with a high tolerance for risk, or a long time horizon.

TOPIC NO. 1:  THE ECONOMY

Long-term growth in the wealth and production of any economy is driven by two things – population and productivity – period.  Boiled down to first principles, a

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nation’s gross domestic product, or GDP, is determined by the number of people available to build houses, bake pizzas and fix central air conditioning units; plus the efficiency with which they do it (i.e. how many houses, pizzas and repair jobs can each person complete per hour).

For the wealth of a nation to grow in the long run the nation must sustain some combination of population growth and productivity improvements over time.  In the United States these two drivers of GDP have combined for an overall growth rate of around 3.5% historically (net of inflation), comprised of population growth in the range of 1.0%-1.5%, and productivity improvements of 2.0%-2.5% per annum.

In the face of increasingly popular forecasts for the end of the world as we know it, we suggest that you anchor your expectations for the future of our nation’s economy around these core building blocks of population and productivity.  Viewed from this perspective the outlook for long-term GDP and wealth creation in the U.S. appears quite stable.

Our nation’s families produce 2.1 children each, on average, while our combination of a stable government, rule of law, and flexible labor markets has ensured a steady flow of immigrants from abroad to supplement the “organic” growth in our population from child birth.

As to productivity, the march of technological innovation that allows each of our available workers to produce a little bit more per hour this year vs. last year shows no signs of slowing any time soon.

These same building blocks of population and productivity shape the long-term outlook for every nation’s GDP, and for the most part the grass is not greener beyond our own shores.  Many nations throughout the developed world, particularly Japan and Western Europe, face stagnating, or even declining populations.  Moreover, for many of these countries the demographic ratio of working age citizens vs. the elderly and retired has compounded the problem.

At the same time, more stringent labor markets in these countries have often served to constrain the productivity improvements that might otherwise be possible under a more flexible labor market regime like that of the United States.

The point here is not that the economies of Japan and Europe are hopeless so much as it is that the long-term outlook for the good ‘ole USA seems better in comparison.  Warren Buffet’s contention last fall that now might be a good time to buy blue chip American stocks makes sense in this context.

ONLY FOUR WAYS TO GROW…

A second core principle of economics worth remembering is that every nation’s economy is a four-legged stool.  The legs of the stool are:

1)	Consumer Spending

2)	Capital Spending by Business

3)	Net Trade

4)	Government Spending

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GDP is calculated as the weighted sum of these four components.  Knowing this can help investors to recognize inconsistent prognostications about the economy, and/or to avoid making our own conflicted forecasts.

For example, a quick review of the four components of GDP makes clear that a mild recession and a steady budget deficit cannot coexist in the current cycle.  If consumer spending and capital spending both remain weak, as expected; and our net trade position is neutral-to-negative, which seems likely in the face of the dollar’s newfound strength (a strong currency acts as a headwind to exports vs. imports); there is only one component left to contribute positively to GDP – government spending.

Fiscal policy deserves extra attention from investors for the foreseeable future because the size, scope and timing of whatever fiscal stimulus measures are enacted by our government will likely have a major influence on the ultimate length and depth of the current recession.  Fiscal policy should also contribute more forcefully than usual to the separation of winners and losers among industry sectors, and stocks within those sectors, through the remainder of this recessionary cycle.

We will apply this logic to the topic of stock selection later in this letter.

TOPIC NO. 2:  OIL PRICES

Investors should never be surprised to see oil prices move sharply in either direction for the next several years because the global supply/demand dynamics for oil dictate that extreme volatility should be expected.  The two diagrams on the following page illustrate why this is so:

A Graphic Illustration of the Oil Market

Source: Strategic Economic Decisions, Inc.  www.sedinc.com

These graphs demonstrate the difference between “normal” supply/demand curves and “steep” supply demand curves.  Notice the much wider spread (i.e. higher volatility) between intersecting points on the graph in the case of the steeper supply/demand curves (to interpret these graphs, imagine the change in the intersection points above when you shift the demand curve from D1 to D2, or from D2 to D1).  This is a graphic illustration of a global oil market that should be expected to fluctuate very broadly whenever the demand curve shifts inward or outward with consumption patterns tied to the health of the global economy.

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Here’s what we mean by “steep” supply and demand curves:

Demand – A steep demand curve reflects the intuitive reality that demand for oil doesn’t change much in the short-term regardless of price.  In addition to the fact that there is no relevant substitute for oil, it is also essential.  We all need to drive to work and heat our homes whether oil costs $50 or $100, at least in the short-term, until we have a chance to trade our gas-guzzling SUVs for Hybrids, organize into carpools, and install storm windows and extra insulation into our homes.  In the language of economics, demand for oil is said to be price “inelastic.”

Supply – Inelasticity in the supply of oil is less intuitive.  After all, doesn’t any good capitalist reduce output in response to lower prices and increase it in the face of rising prices?  With regard to reducing supply in response to lower oil prices the answer is yes for that portion of global oil production that is controlled by profit-maximizing capitalists.  But for oil producing nations controlled by socialist regimes and/or thugocrat dictators the primary incentive has been revenue maintenance at all costs; for it is revenue that keeps such people in power, not profits.  For these suppliers lower prices induce the need to produce more volume in order to maintain revenue.

In the language of supply-demand curves, profit maximizing oil producers exhibit an upward sloping supply curve; revenue maximizing producers exhibit a downward sloping supply curve; and the aggregate of the two (i.e. total global supply) is the very steep, upward sloping supply curve illustrated in the graphic above.

Our point in discussing oil price volatility is to counter the claims of “I told you so” from forecasters who believe the run-up in oil prices between 2004 and July 2008 was simply a speculative bubble.  Due to the logic of very steep supply and demand curves the recent pull-back in oil prices is normal, and may well have further to go on the downside – short-term.  But, in our estimation, the average price of oil over the next decade should be well above the experience of the previous 20-years for the following reasons:

1)
Demand Shock – The impact of rising hydrocarbon consumption in the world’s emerging economies – particularly China and India – as a percentage of global aggregate consumption has passed the proverbial “tipping point.”  For example, when China was expanding rapidly in the 1980s its economy was only the size of New York State, so that its base-weight in the calculation of global GDP growth (and by extension global commodities consumption) was inconsequential.  However, 20-years of economic expansion at more than double the pace of global GDP caused China’s (and India’s) base-weight in the calculus of aggregate demand for commodities to explode, despite the fact that the pace of economic expansion in these countries has not accelerated.

2)
Supply Shock – The idea that world oil production is “peaking” no longer appears to be a speculative hypothesis.  Output from the Permian basin in Texas (once the world’s largest oil field) is down to approximately half its 1970 level.  Mexico’s largest field, Cantarell, is in rapid decline, as is production from the North Slope, the North Sea, Norway and several Gulf States.  As for the world’s current largest oil field – Ghawar in Saudi Arabia – published opinions continue

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to shift toward the belief that it too is approaching peak production.  Even the optimists on Ghawar have reduced their expectations for how soon, and at what level of production, the field might ultimately surpass its maximum annual output capacity.

We wish to acknowledge here that new oil and gas discoveries are happening all the time, and promising “unconventional” hydrocarbon sources like ethanol, coal-to-liquids, and the oil sands in northern Canada and South America hold considerable promise as well; but the magnitude of these new supplies (at least thus far) appears insufficient to simultaneously offset natural depletion, the expected peaking of giant old fields,and to accommodate incremental demand due to rapid consumption growth among the one billion-plus people entering the global middle class in countries like China and India.

3)
Un-Raveling Incentive Structure – The Paris-based International Energy Agency (IEA) forecasts that some $18 trillion of investment in new exploration and development will be needed during the next 20-years to meet projected global demand for oil and gas.

The question investors must ask, however, is at what price (for oil and gas) mightrational decision makers commit to such a massive capital investment?  With an increasing percentage of promising new exploration potential residing in politically unstable geographies it is logical to assume that the players with the capital, managerial, and technical know-how to undertake such investments will require a much higher risk premium (i.e. higher expected return driven by higher expected commodity prices) in the future relative to past experience.

Consider, for example, that if western titans likeChevron, Exxon Mobil and Royal-Dutch are even invited to the bargaining table in a given project these days (as opposed to being shut out by state-owned enterprises), there is no guarantee that whatever contracts they sign with one group of politicians won’t be torn up by the next group.  Not to mention the risk that whatever workers they can convince to participate in the project might be abducted and/or killed in the process.

The bottom line is that until it is proven that the global energy sector is capable of supplying more than 86 million barrels per day to meet growing aggregate demand, the lack of spare production capacity worldwide should combine with the dynamic of steep supply/demand curves to produce an extremely volatile oil prices around a much higher long-term mean value relative to the experience of the 20-years leading up to 2004.  The long-term price deck we expect for oil over the next decade is not reflected in the stock prices of many companies in the energy patch, in our opinion.  We hope to exploit this dynamic over the next few years to buy low and sell high within the energy sector as we anticipate that stocks may over-react to short-term changes in the price of oil.

TOPIC NO. 3:  THE STOCK MARKET

Stock market “fundamentals” – i.e. earnings and dividends – have been about one-third as volatile as stock prices over time.  Most active participants in the stock

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market know this intuitively, but to quantify it objectively we compared the volatility of “normalized” earnings and dividends for the S&P 500 Index to the volatility of the price of the index over the past 50-years.  “Normalized” earnings in this study represents the five-year average earnings for the index measured quarterly between 1958 and 2008.  The graph below illustrates the annual volatility of the stock market versus normalized earnings and dividends over the past 50-years:

Volatility Comparison Stock Prices vs. Normalized Earnings and Dividends 1958-2008

Source:  Bloomberg, LP, Capital Advisors, Inc.

The question worth asking about this data is this – If the amount of earnings and dividends a stockholder could expect to receive over any given five-year period only varies by 4-to-6 percentage points from year to year, why do stock prices vary by three times as much?  The answer is that the market’s valuation is always changing.

A good proxy for stock market valuation is the price-to-earnings ratio (P/E ratio).  For a host of reasons tied to investor psychology, interest rates, taxes, inflation and volatility (among many others), sometimes a dollar of stock market earnings is worth $10, or less in stock market value (i.e. the P/E ratio is 10 or less), and sometimes a dollar of earnings is worth $20, or more (i.e. the P/E ratio is 20 or more).

The unfortunate consequence of this dynamic is that knowing the fundamentals of a stock or an industry is never enough.  Moreover, this would be true even if you could accurately predict the future fundamentals of a stock in addition to its known historical record.  In fact, judging by the historical record, if a magic genie ever grants you the choice of knowing future stock market earnings, or the future market P/E ratio, choose the P/E ratio!

Based on historical data, it is fluctuations in the P/E ratio, much more than changing fundamentals, that creates and destroys wealth in the stock market.

The chart below illustrates this point.  It tracks the “normalized” P/E ratio for the S&P 500 Index over the past 50-years (the normalized P/E is calculated as the price of the index divided by its 5-year average earnings).  This graph paints a long-term picture of the value investors have assigned to the normalized earning power of the stock market over the past 50-years.

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Normalized P/E Ratio S&P 500 Index 1958-2008

Average P/E - All Periods -	20.0
Highest P/E -	38.8	(Q4 1999)
Lowest P/E -	8.2	(Q2 1982)
P/E on 12/31/08 -	13.5

Source:  Bloomberg, LP, Capital Advisors, Inc.

There is good news and bad news in this picture in terms of what it tells us about where we are today in the stock market.  The good news is that recent valuation in the market is well below its long-term average, suggesting that this may be a good entry point into stocks.  The market’s normalized P/E ratio of 13.5 as of December 31 places in the top-25% of all quarterly measurements dating back to 1958 in terms of “cheapness.”

The more sobering message from the graph is the near irrelevance of the long-term average P/E ratio to the task of forecasting the future direction of the stock market at any given time, or even for determining its “fair value.”  Notice, for example, how little time the index has spent at its long-term average P/E ratio of 20 during the past 50-years.

As this graph shows, the stock market doesn’t hug its mean valuation at all.  Rather, it cycles through long periods above and below the mean – often way above and below it, in fact.  The history of the stock market’s P/E ratio tells us that the long-term “average value” of the market is a mirage.  Stocks have only traded at their average value fleetingly on their way to much wider extremes above and below this theoretical equilibrium.  In the short-term the market has multiple equilibriums.

In our view, a better way to forecast the stock market is to guesstimate when we are experiencing an “optimistic regime” of above-average P/E ratios in the stock market; and when we have entered a “pessimistic regime” of chronically low valuations for stocks.  Our best guess is that the fall of 2008 may mark the start of the next pessimistic regime in the stock market where the valuation range for stocks could roam below the mean for several years to come.

Having now experienced two brutal bear markets within the same decade, it’s only natural that investors’ collective belief structure about stocks as an asset class might be

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tainted.  Everyone’s expectation for the future is naturally shaped by past experience, and as of now our collective past experience with stocks has been horrible.

Intuition suggests it will take time to repair the damage to investors’ confidence caused by the recent “lost decade” of stock market returns.  The graphic above supports this intuitive judgment objectively.  It shows a system that exhibits cycles of optimism and pessimism over time.  It shows that once a cycle of above-average or below-average valuation takes hold it tends to “stick” for years, not months.

IMPLICATIONS FOR INVESTORS…

The various fundamental realities we have highlighted in this letter are extremely important to investment strategy.  We want shareholders in the Capital Advisors Growth Fund to be aware of these concepts because they form the foundation of our current “world view,” which in turn shapes the investment decisions we make on shareholders’ behalf.

INVESTMENT IMPLICATIONS OF OUR ECONOMIC VIEWPOINT…

On the topic of the economy, a basic understanding of the four components of GDP – consumer spending, capital expenditures, net trade, and government spending – makes clear that fiscal policy should assume an elevated role in our research effort and stock selection through the current economic downturn.  This is because government spending appears to be the only leg on our economy’s four-legged stool capable of a meaningful positive contribution to GDP for the next few quarters, at least.

We believe that the fiscal budget deficit must expand to 8% or so of GDP (from less than 3% recently) if we are to avoid a very deep recession.  The stocks of companies in industries that lie under the umbrella of fiscal stimulus seem likely to outperform stocks from sectors that are less protected from the storm.

INVESTMENT IMPLICATIONS OF OUR VIEW ON OIL PRICES…

We believe a graphical interpretation of the current state of the oil market is a classic case of a picture being worth a thousand words.  If one accepts the reasons why the supply and demand curves for oil are nearly vertical today, it becomes clear why the price of oil recently blew out of its historical trading range.

Global oil production has been stuck at 86 million barrels per day since 2004 despite a rise in the oil price from less than $30 to $145 over that time period.  This suggests to us that global oil production has at least hit a plateau, even if it hasn’t peaked in the sense that it might now begin an outright decline (heaven forbid!).

With supply stagnant at around 86 million barrels per day the action in the oil market is being driven by shifts in demand.  Before the credit crisis pulled the rug out from under global GDP oil demand had surpassed the available supply at the old price structure.  However, now that the demand curve for oil has shifted backward a bit in response to the slowing economy the “old normal” makes sense again from a pricing perspective.

But unless global oil production makes its way higher from the recent plateau of 86 million barrels per day, demand should eventually catch up again, sending the oil

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price right back to its old highs above $100 per barrel, in our opinion.  As investors we can attempt to take advantage of the current situation in the oil market by buying low and selling high among the stocks of oil production companies every time these stocks over-shoot in either direction in reaction to wild swings in oil prices.

INVESTMENT IMPLICATIONS OF OUR STOCK MARKET OUTLOOK…

Stocks are cheap today relative to their long-term average P/E ratio, but they are likely to stay cheap for several more years if the historical tendency for stocks to cycle through successive “regimes” of above-average and below-average valuation holds true for the current cycle.  The trailing five-year P/E ratio for the S&P 500 just recently crossed below its long-term average for the first time in 16-years.  If this journey below the mean represents the beginning of the next pessimistic regime for stocks, we’re probably in the top of the first inning for the new cycle, at best.

In addition to the possibility of an extended low-multiple regime for stocks, investors should maintain all due respect for what is possible with regard to total downside risk.  We don’t expect the market’s five-year average P/E ratio to fall all the way to eight during the current cycle, as it did in the second quarter of 1982, but we intend to factor such a possibility into every investment decision we make for the foreseeable future.

The best way we know to hedge against the possibility of much lower valuation measures for the stock market as a whole, without abandoning stocks altogether, is to construct the Fund’s stock portfolio so that it already exhibits “worst-case-scenario” valuation characteristics to the greatest extent possible.  In other words, if the historical worst-case valuation for the stock market included a P/E ratio of eight and a dividend yield of five percent, we might hedge our downside risk by building a stock portfolio today that already resembles such bottom-of-the-barrel valuation characteristics.

Lastly, we believe bonds and cash reserves should play a role in most investors’ portfolios for at least the next year for the following reasons:

1)	A drop in stocks to a market-wide P/E ratio of 10 or less seems unlikely, but it is still possible.

2)	Periods of elevated volatility, like now, create unique investment opportunities. To take advantage of them it is helpful to have some dry powder.

3)
If we have indeed entered a cycle of below-average valuation multiples in the stock market the opportunity cost for holding a portion of one’s investment assets in bonds may be relatively low for a while until the next “optimistic regime” gets rolling in the stock market.

We maintained an above-average allocation to cash reserves in the Fund throughout 2008 for these same reasons.  While the Fund’s cash position helped to cushion the downside last year, we are more enthusiastic about this liquidity for its ability to pay for new purchases in the stock market at potentially bargain prices during the remainder of this bear market cycle, however long that may be.

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FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2008 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Genentech	7,300	68.20	82.91	5.0
Yum Brands	13,650	32.47	31.50	3.6
Intel	29,190	19.61	14.66	3.5
Google	1,340	349.20	307.65	3.4
Sanofi-Aventis	11,300	33.23	32.16	3.0
GlaxoSmithKline	9,300	36.74	37.27	2.9
Fedex	5,400	95.09	64.15	2.9
AT&T	12,000	25.41	28.50	2.8
Northrop Grumman	7,200	43.05	45.04	2.7
Genzyme	4,800	65.44	66.37	2.6

Of the 29 common stocks held by the Fund as of December 31, 2008, the 10 largest holdings represented 32.4% of total assets.  The Fund held 24% of its assets in interest bearing cash reserves as of December 31, 2008.

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Periods Ending December 31, 2008

		Russell 1000
	Fund	Growth	S&P 500
6-Months	(18.72)%	(32.31)%	(28.48)%
12-Months	(29.35)%	(38.44)%	(37.00)%
3-Years	(5.15)%	(9.11)%	(8.36)%
5-Years	0.23%	(3.42)%	(2.19)%
Inception (12-31-99)	(4.93)%	(7.72)%	(3.60)%

Gross Expense Ratio: 1.91%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data to the most recent month end may be obtained by calling 1-866-205-0523.

PURCHASE AND SALES

A few of the larger positions added to the Fund since the mid-year report included ABB Ltd., GlaxoSmithKline, Kimberly-Clark and Northrop Grumman.

The Fund was far more active on the sell-side during the second half of 2008.  Several positions in the Fund were reduced during the period, while 13 stocks were sold completely, including AIG, American Express, Burlington Northern Santa Fe,

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CarMax, Cisco Systems, Disney, EMC Corp., General Electric, ITT Corp., JP Morgan, Merrill Lynch, Qualcomm, Schlumberger, and Wynn Resorts.

NEW PURCHASES

ABB Ltd. (Ticker: ABB)

ABB Ltd., headquartered in Zurich, Switzerland, is the global leader in providing energy efficient infrastructure equipment for power generation for electric, gas and water utility customers, and automation technologies (including process automation & robotics) for industrial and commercial customers.  The Energy Information Administration (EIA) forecasts world electricity generation will double by 2030 with non-OECD countries (China, India, Africa, Latin America, Russia) growing at a rate nearly triple that of more mature economies.  The non-OECD economies are projected to use 30% more electricity than the developed economies by 2030.  ABB’s automation technologies should also see strong growth globally as industrialization continues in emerging markets, and mature economies look to lower costs and improve efficiency to better compete globally.  Our excitement for owning ABB rests on our belief that the company is best positioned globally to provide the power infrastructure needed to increase the world’s electricity consumption as well as the equipment needed to make industries more efficient, both of which should support impressive revenue and earnings growth well into the future.

Companies like ABB play an important role in the global drive to conserve energy by reducing the energy content lost throughout the transmission process from the raw commodity (coal, natural gas, oil, water) to the end user.  ABB’s latest transmission technologies can reduce the amount of energy lost through transmission by 20% to 30%.  The company’s automation segment also shares attractive global trends based on cost reductions and productivity/quality improvements that should drive strong growth in this area.

GlaxoSmithKline Plc (Ticker:  GSK)

GlaxoSmithKline, based in the United Kingdom, is one of the world’s largest pharmaceutical companies with a focus on a number of therapeutic classes including cardiovascular diseases, metabolic, respiratory, neurological and antiviral, as well as vaccines and consumer products.

Although GlaxoSmithKline faces patent expirations in the coming years like its peers, we feel more confident that the Company’s industry leading mid-to-late stage drug development pipeline can replace sales lost to patent expirations and enable the Company to exceed consensus earnings expectations and drive the stock price higher in coming years.  As of February 2008 the Company’s product pipeline consisted of 210 pharmaceutical and vaccine projects in development. Furthermore, their late stage pipeline produced 10 product approvals and 10 new applications to the FDA in 2007. The Company has not been burdened like its peers by significant product liability lawsuits and/or major pipeline failures. Lastly, we were encouraged to see that on November 6th GlaxoSmithKline announced a meaningful cost reduction program for its U.S. operations to keep costs under control during the current uncertain economic climate.

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Kimberly-Clark (Ticker:  KMB)

Kimberly-Clark, founded in 1872, is a global company principally engaged in the manufacturing and marketing of a wide range of health and hygiene products. The Company has manufacturing facilities in 37 countries and its products are sold in more than 150 countries. Kimberly-Clark’s products are sold under such well-known brands as Kleenex, Scott, Huggies, Pull-Ups, Kotex and Depend. The Corporation has four reportable global business segments: Personal Care; Consumer Tissue; K-C Professional & Other; and Health Care.

We believe Kimberly-Clark will be a beneficiary of the recent downturn in commodity prices which should allow the Company to improve their gross margins in the coming quarters which are at historically low levels.  We are encouraged by the Company’s consistent growth, exposure to faster growing international markets (emerging markets exposure is 30% of revenues; personal care sales grew 40% in China in 2007), and strong financial position. The Company should generate free cash flow of around $1.7 billion in 2008 which will allow for a number of value creating opportunities including dividend increases and share buybacks.  The Company has an indicated dividend yield of over 4.45% (estimated by Bloomberg) based on our purchase price and has paid a quarterly dividend since 1935.

Northrop Grumman (Ticker: NOC)

Northrop Grumman is a prime contractor to the U.S. Defense Department, providing technologically advanced products, services and integrated solutions in the fields of aerospace, electronics, information systems and shipbuilding.  Northrop participates in many high-priority defense and commercial technology platforms in the US and abroad.  The company conducts most of its business with the US Government, principally the Department of Defense.  Northrop also conducts business with state and foreign governments, and has domestic and international commercial sales.

We believe that the deteriorating economic conditions around the world might increase global tensions and the likelihood of geopolitical conflicts in coming years.  Even without further US military conflicts President Barack Obama has repeatedly emphasized the need for increased cyber security in the United States.  Northrop generates roughly one-third of its revenues from information services, which positions the company well to capitalize on any increased spending on cyber security.  Lastly, the highly anticipated fiscal stimulus package should be presented in coming weeks.  We suspect defense spending could be a key beneficiary of the fiscal package, and government spending more generally, in the near-term as spending in this area can be ramped up immediately (excess capacity & infrastructure already in place) and replacement cycles of supplies (weapons, vehicles, other equipment) can be accelerated to help stimulate the economy.  Additionally, the vast majority of military procurements would provide jobs for US citizens and increase capital expenditure for US companies, thus maximizing the government stimulus allocated to this area.

The 2009 defense budget has been set and expenditures for 2010 also have good growth visibility. Therefore, we see the probability of downward earnings revisions as less likely for Northrop relative to much of corporate America over the next several quarters.

CAPITAL ADVISORS GROWTH FUND

OUTLOOK

Last year was very painful for investors and we wish we could express confidence that 2009 might be a great year for investment returns.  However, both the economy and the financial markets continue to be in the midst of deleveraging and decelerating economic growth environments.  It seems impossible to forecast how long we might remain in this mess.

It is encouraging that the government remains committed to standing behind significant fiscal and monetary policies to help stabilize the financial system and the economy, which in due time should reignite economic prosperity in this country.  Governments and central banks around the globe are implementing similar pro-growth and market stabilization policies as well.  What remains uncertain is the timing and the extent to which the benefits of these policies might be realized.  We feel the policies will eventually work, but the turnaround seems likely to take longer than some more optimistic forecasts might acknowledge.

The stock market has likely begun the bottoming process and we remain hopeful that the November 20 lows for the major stock averages can hold throughout this cycle.  That said, the recovery process from historical secular bear markets like this one suggests the key word is “process.”  Investors should not be surprised to see multiple explosive rallies and equally daunting re-tests of the lows before the bottoming process is complete.  In the meantime stay cautious!

Eventually, asset markets should recover and the challenges we overcome today will sow the seeds for what will most likely be a multi-year bull market which will eventually bring investors’ enthusiasm for owning equities back into favor.  Our task is to protect capital as best we can through the near-term volatility and uncertainty in anticipation of a better investment climate in the future.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/Portfolio Manager	Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
President & CEO, Capital Advisors, Inc.	Vice President, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

CAPITAL ADVISORS GROWTH FUND

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Current and future portfolio holdings are subject to risk.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits.  It is calculated by dividing a company’s net income by its common shares outstanding.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 02/09

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the Capital Advisors Growth Fund versus the S&P 500 Index, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Fund Index.

	Average Annual Total Return[1]
			Since Inception
	One Year	Five Year	(12/31/99)
Capital Advisors Growth Fund	-29.35%	0.23%	-4.93%
S&P 500® Index	-37.00%	-2.19%	-3.60%
Russell 1000® Growth Index	-38.44%	-3.42%	-7.72%
Lipper Large-Cap Growth Fund Index	-41.39%	-3.99%	-8.37%

Total Annual Fund Operating Expenses: 1.91%

Performance data quoted represents past performance and is no guarantee of future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

CAPITAL ADVISORS GROWTH FUND

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Fund Index includes the 30 largest large-cap growth funds tracked by Lipper, Inc.  The index’s returns include reinvested dividends.  The Fund is discontinuing the use of this index and replacing it with the Russell 1000 Growth Index.  The Fund believes that use of the Russell 1000 Growth Index provides a better comparative benchmark than the Lipper Large-Cap Growth Fund Index.

EXPENSE EXAMPLE at December 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08 – 12/31/08).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2008 (Unaudited), Continued

expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/08	12/31/08	7/1/08 – 12/31/08*
Actual	$1,000.00	$812.80	$6.84
Hypothetical (5% return	$1,000.00	$1,017.60	$7.61
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – December 31, 2008 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2008

Shares	COMMON STOCKS - 74.90%	Value
	Aerospace & Defense - 2.65%
7,200	Northrop Grumman Corp.	$324,288

	Air Freight & Logistics - 2.83%
5,400	FedEx Corp.	346,410

	Biotechnology - 4.95%
7,300	Genentech, Inc.*	605,243

	Communications Equipment - 2.02%
6,100	Research In Motion Ltd.*	247,538

	Construction & Engineering - 2.27%
11,900	Foster Wheeler Ltd.*#	278,222

	Consumer Finance - 2.55%
9,800	Capital One Financial Corp.	312,522

	Diversified Telecommunication Services - 2.80%
12,000	AT&T, Inc.	342,000

	Electrical Equipment - 2.48%
8,300	Emerson Electric Co.	303,863

	Energy - 2.32%
10,350	Marathon Oil Corp.	283,176

	Financial Services - 4.38%
16,600	Brookfield Asset Management, Inc. - Class A#	253,482
11,400	The NASDAQ OMX Group, Inc.*	281,694
		535,176

	Food & Staples Retailing - 2.29%
5,000	Wal-Mart Stores, Inc.	280,300

	Health Care Providers & Services - 2.42%
11,110	UnitedHealth Group, Inc.	295,526

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares		Value
	Hotels, Restaurants & Leisure - 3.52%
13,650	Yum! Brands, Inc.	$429,975

	Household Products - 4.73%
5,700	Kimberly-Clark Corp.	300,618
4,500	Procter & Gamble Co.	278,190
		578,808

	Information Retrieval Services - 3.37%
1,340	Google, Inc. - Class A*	412,251

	Insurance - 3.10%
94	Berkshire Hathaway, Inc. - Class B*	302,116
27,190	Genworth Financial, Inc. - Class A	76,948
		379,064

	IT Services - 2.37%
8,850	Accenture Ltd. - Class A#	290,192

	Management Consulting Services - 2.07%
16,840	ABB Ltd. - ADR	252,768

	Oil & Gas - 4.95%
16,050	Suncor Energy, Inc.#	312,975
5,300	Total SA - ADR	293,090
		606,065

	Pharmaceuticals - 13.33%
4,800	Genzyme Corp.*	318,576
9,300	GlaxoSmithKline plc - ADR	346,611
6,000	Novartis AG - ADR	298,560
11,300	Sanofi-Aventis - ADR	363,408
8,100	Wyeth	303,831
		1,630,986

	Semiconductor & Semiconductor Equipment - 3.50%
29,190	Intel Corp.	427,925

	Total Common Stocks (Cost $10,579,033)	9,162,298

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2008, Continued

Shares	SHORT-TERM INVESTMENTS - 36.53%	Value
4,468,791	SEI Daily Income Trust Government Fund
	(Cost $4,468,791)	$4,468,791
	Total Investments in Securities
	(Cost $15,047,824) - 111.43%	13,631,089
	Liabilities in Excess of Other Assets - (11.43)%	(1,398,794)
	Net Assets - 100.00%	$12,232,295

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2008

ASSETS
Investments in securities, at value
(identified cost $15,047,824)	$13,631,089
Receivables
Due from advisor (Note 3)	344
Dividends and interest	8,118
Fund shares sold	5
Prepaid expenses	2,783
Total assets	13,642,339

LIABILITIES
Payables
Securities purchased	1,359,018
Fund shares redeemed	9,937
Audit fees	18,200
Shareholder reporting	2,267
Transfer agent fees and expenses	4,774
Fund accounting fees	5,256
Distribution fees	2,458
Administration fees	2,541
Custody fees	1,480
Chief Compliance Officer fee	1,663
Accrued other expenses	2,450
Total liabilities	1,410,044

NET ASSETS	$12,232,295

Net asset value, offering and redemption price per share
[$12,232,295 / 965,053 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$12.68

COMPONENTS OF NET ASSETS
Paid-in capital	$20,165,691
Undistributed net investment income	4,127
Accumulated net realized loss on investments	(6,520,788)
Net unrealized depreciation on investments	(1,416,735)
Net assets	$12,232,295

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2008

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,875)	$166,191
Interest	43,506
Total income	209,697

Expenses
Advisory fees (Note 3)	99,064
Distribution fees (Note 4)	33,021
Administration fees (Note 3)	30,010
Fund accounting fees (Note 3)	20,703
Legal fees	20,073
Audit fees	18,200
Transfer agent fees and expenses (Note 3)	18,019
Shareholder reporting	8,392
Registration fees	7,350
Trustee fees	6,851
Chief Compliance Officer fee (Note 3)	6,188
Miscellaneous fees	6,063
Custody fees (Note 3)	4,134
Total expenses	278,068
Less: advisory fee waiver (Note 3)	(79,941)
Net expenses	198,127
Net investment income	11,570

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments	(1,181,352)
Net change in unrealized depreciation on investments	(3,332,958)
Net realized and unrealized loss on investments	(4,514,310)
Net Decrease in Net Assets
Resulting from Operations	$(4,502,740)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$11,570	$(23,532)
Net realized gain/(loss)
from investments	(1,181,352)	2,454,721
Net change in unrealized
depreciation on investments	(3,332,958)	(607,712)
Net increase/(decrease) in net assets
resulting from operations	(4,502,740)	1,823,477

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,442)	—

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	1,314,610	(2,646,167)
Total decrease in net assets	(3,195,572)	(822,690)

NET ASSETS
Beginning of year	15,427,867	16,250,557
End of year	$12,232,295	$15,427,867
Includes undistributed
net investment income of	$4,127	$—

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	234,284	$3,266,524	131,945	$2,309,154
Shares issued in
reinvestment
of distributions	592	7,402	—	—
Shares redeemed	(128,698)	(1,959,316)	(295,351)	(4,955,321)
Net increase/(decrease)	106,178	$1,314,610	(163,406)	$(2,646,167)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value,
beginning of year	$17.96	$15.90	$14.87	$14.11	$12.54

Income from investment
operations:
Net investment
income/(loss)	0.01	(0.03)	(0.06)	(0.12)	(0.08)
Net realized and
unrealized gain/(loss)
on investments	(5.28)	2.09	1.09	0.88	1.65
Total from investment
operations	(5.27)	2.06	1.03	0.76	1.57

Less distributions:
From net investment
income	(0.01)	—	—	—	—
Total distributions	(0.01)	—	—	—	—
Redemption fees retained	0.00 ^#	—	—	—	—
Net asset value,
end of year	$12.68	$17.96	$15.90	$14.87	$14.11

Total return	(29.35%)	12.96%	6.93%	5.39%	12.52%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$12,232	$15,428	$16,251	$16,759	$16,535
Ratio of expenses to
average net assets:
Before expense
reimbursement	2.11%	1.89%	1.88%	1.88%	1.86%
After expense
reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment
income/(loss) to
average net assets:
Before expense
reimbursement	(0.52%)	(0.54%)	(0.72%)	(1.18%)	(0.96%)
After expense
reimbursement	0.09%	(0.15%)	(0.34%)	(0.80%)	(0.60%)
Portfolio turnover rate	83.95%	78.78%	72.95%	80.37%	73.38%

^	Based on average shares outstanding.
#	Amount is less than $0.01.
The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2008

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value per share.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Fund’s fiscal year.  SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See Note 6 – Summary of Fair Value Exposure for more information.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  As of December 31, 2008, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all tax returns filed for the last three years.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.   The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

E.
Redemption Fee:  The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 7 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2008, the Fund decreased undistributed net investment income by $1 and decreased accumulated net realized loss on investments by $1.

G.
New Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 -	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2008, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended December 31, 2008, the Fund incurred $99,064 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average daily net assets.  Any such reduction

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2008, the Advisor reduced its fees in the amount of $79,941; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $202,256 at December 31, 2008.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2009	$63,489
2010	58,826
2011	79,941
$202,256

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended December 31, 2008, the Fund incurred $30,010 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended December 31, 2008, the Fund incurred $20,703, $12,000, and $4,134 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

Certain officers of the Fund are also employees of the Administrator.

For the year ended December 31, 2008, the Fund was allocated $6,188 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2008, the Fund paid the Distribution Coordinator  $33,021.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,413,830 and $10,288,612, respectively.

NOTE 6 - SUMMARY OF FAIR VALUE EXPOSURE

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2008:

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$13,631,089	$13,631,089	$—	$—
Total	$13,631,089	$13,631,089	$—	$—

NOTE 7 - INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Ordinary income	$7,442	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2008.

As of December 31, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$15,047,786
Gross tax unrealized appreciation	420,405
Gross tax unrealized depreciation	(1,837,102)
Net tax unrealized depreciation	(1,416,697)

Undistributed ordinary income	4,089
Undistributed long-term capital gain	—
Total distributable earnings	4,089
Other accumulated gains/losses	(6,520,788)
Total accumulated earnings/(losses)	$(7,933,396)

(a)	Cost for federal income tax purposes differs from the cost for financial statement purposes due to partnership income.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2008, Continued

At December 31, 2008, the Fund had a capital loss carryforward of $5,501,542 which expires as follows:

Year	Amount
2010	$(5,043,096)
2011	(296,341)
2016	(162,105)
$(5,501,542)

At December 31, 2008, the Fund deferred, on a tax-basis, post-October losses of $1,019,246.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of
Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2009

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2008 (Unaudited)

For the year ended December 31, 2008, the Capital Advisors Growth Fund designated $7,442 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2008, certain dividends paid by the Capital Advisors Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Capital Advisors Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2008 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2008

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustees(2)	Held
Walter E. Auch	Trustee	Indefinite	Management	1	Director, Sound
(age 87, dob 4/12/1921)		term	Consultant; formerly		Surgical
615 E. Michigan Street		since	Chairman, CEO of		Technologies,
Milwaukee, WI 53202		February	Chicago Board		LLC; Trustee,
		1997.	Options Exchange		Consulting
			(CBOE) and		Group Capital
			President of		Markets Funds
			Paine Webber.		(Smith Barney)
(11 portfolios);
Trustee, The
UBS Funds
(57 portfolios).
James Clayburn LaForce	Trustee	Indefinite	Dean Emeritus,	1	Trustee, The
(age 80, dob 12/28/1928)		term	John E. Anderson		Payden Funds
615 E. Michigan Street		since	Graduate School of		(21 portfolios);
Milwaukee, WI 53202		May	Management,		Trustee, The
		2002.	University of		Metzler/Payden
			California,		Investment
			Los Angeles.		Group
(6 portfolios);
Trustee, Arena
Pharmaceuticals.
Michael D. LeRoy	Trustee	Indefinite	President, Crown	1	Trustee,
(age 61, dob 8/14/1947)		term	Capital Advisors,		Bjurman, Barry
615 E. Michigan Street		since	LLC (financial		Funds
Milwaukee, WI 53202		September	consulting firm)		(3 portfolios);
		2008.	(2000 to present).		Director,
Wedbush Bank.
Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee, The
(age 72, dob 6/18/1936)		term	Financial Consultant		Forward Funds
615 E. Michigan Street		since	and former		(16 portfolios).
Milwaukee, WI 53202		February	Executive Vice
		1997.	President and Chief
Operating Officer of
ICI Mutual
Insurance Company
(until January 1997).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustees(2)	Held
George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 74, dob 7/10/1934)		term	President, Hotchkis		E*TRADE
615 E. Michigan Street		since	and Wiley Funds		Funds
Milwaukee, WI 53202		May	(mutual funds)		(6 portfolios).
		2002.	(1985 to 1993).
George T. Wofford	Trustee	Indefinite	Retired; formerly	1	None.
(age 69, dob 10/8/1939)		term	Senior Vice
615 E. Michigan Street		since	President, Federal
Milwaukee, WI 53202		February	Home Loan Bank
		1997.	of San Francisco.

Interested Trustee
Joe D. Redwine	Interested	Indefinite	President, CEO,	1	None.
(age 61, dob 7/9/1947)	Trustee	term	U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC
Milwaukee, WI 53202		September	since May 1991.
2008.

Officers
Term of
Office
		and	Principal
	Position	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 61, dob 7/9/1947)	and Chief	term	LLC since May 1991.
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.
Douglas G. Hess	President	Indefinite	Vice President, Compliance and Administration,
(age 41, dob 7/19/1967)	and	term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	since March 1997.
Milwaukee, WI 53202	Executive	June
	Officer	2003.
Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 47, dob 8/27/1961)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC since October 1998.
Milwaukee, WI 53202	Financial	December
	Officer	2007.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
		and	Principal
	Position	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Robert M. Slotky	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 61, dob 6/17/1947)	President,	term	Services, LLC since July 2001; Senior Vice
2020 E. Financial Way	Chief	since	President, Investment Company
Glendora, CA 91741	Compliance	September	Administration, LLC (May 1997 to July 2001).
	Officer,	2004.
AML
Officer
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 43, dob 4/16/1965)		term	Services, LLC, since May 2006; Senior
615 E. Michigan Street		since	Counsel, Wells Fargo Funds Management, LLC,
Milwaukee, WI 53202		June	May 2005 to May 2006; Senior Counsel,
		2007.	Strong Financial Corporation,
January 2002 to April 2005.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 11, 2008, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Capital Advisors Growth Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of October 31, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was above its peer group median and averages for all relevant periods.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were marginally above its peer group median and average, though the contractual advisory fee was below the fees charged by the Advisor to its other investment management clients.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period was significantly below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  In this regard, the Board noted that the Advisor recognized that economies of scale should be realized when the Fund’s assets reach approximately $23 million.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Fund does not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Capital Advisors Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Capital Advisors Growth Fund would be in the best interest of the Fund and its shareholders.

CAPITAL ADVISORS GROWTH FUND

REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on July 15, 2008, to elect two new Trustees to the Board and to approve the ratification of the prior appointment of one current Trustee of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, at the close of business on May 22, 2008, were entitled to attend or submit proxies.  As of the record date, the Trust had 109,009,551.55 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.  Election of Two New Trustees

Nominee	For Votes	Votes Withheld
Michael D. LeRoy	67,690,566.1576	161,711.1704
Joe D. Redwine	67,386,892.1216	165,385.2064
Proposal No. 2.  -Ratification of the Prior Appointment of One Current Trustee of the Board
Current Trustee	For Votes	Votes Withheld
George J. Rebhan	66,476,414.1932	1,075,863.1348

Effective September 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Walter E. Auch,	George J. Rebhan,
Independent Trustee	Independent Trustee
James Clayburn LaForce,	Joe D. Redwine,
Independent Trustee	Interested Trustee
Donald E. O’Connor,	George T. Wofford,
Independent Trustee	Independent Trustee

Effective December 1, 2008, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Walter E. Auch,	George J. Rebhan,
Independent Trustee	Independent Trustee
James Clayburn LaForce,	Joe D. Redwine,
Independent Trustee	Interested Trustee
Michael D. LeRoy,	George T. Wofford,
Independent Trustee	Independent Trustee
Donald E. O’Connor, Independent Trustee

Effective January 1, 2009, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Michael D. LeRoy,	Joe D. Redwine,
Independent Trustee	Interested Trustee
Donald E. O’Connor,	George T. Wofford,
Independent Trustee	Independent Trustee
George J. Rebhan,
Independent Trustee

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$15,500	$14,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/2/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/2/09

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  3/2/09

* Print the name and title of each signing officer under his or her signature.